UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2017
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Itron, Inc. (the Company) held its 2017 Annual Meeting of Shareholders (the Annual Meeting) on May 12, 2017. At the Annual Meeting, the Company's shareholders approved the Itron, Inc. Second Amended and Restated 2010 Stock Incentive Plan (the Second Amended and Restated Plan). The Second Amended and Restated Plan was previously approved and adopted by the Company's Board of Directors on March 16, 2017, subject to shareholder approval.

A description of the material terms of the Second Amended and Restated Plan was provided on pages 17 through 28 in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2017 (the Proxy Statement) and is incorporated herein by reference. The description of the Second Amended and Restated Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Second Amended and Restated Plan, a copy of which is set forth as Appendix A to the Proxy Statement and is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 12, 2017. Five proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on March 24, 2017. All of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One: The following nominees for Director were elected until their successors are duly elected and qualified:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Frank M. Jaehnert	33,886,694	254,235	8,262	2,004,594
Jerome J. Lande	31,771,069	2,369,759	8,363	2,004,594
Timothy M. Leyden	33,620,076	520,752	8,363	2,004,594
Gary E. Pruitt	33,212,980	927,698	8,513	2,004,594

All nominees are to hold office in Class 1 for a three year term until the Company’s 2020 Annual Meeting.

Each independent Director serves on at least one committee of the Board of Directors. For further information regarding the composition of such committees, refer to Itron's investor relations website, at http://investors.itron.com/committees.cfm.

Proposal Two: Approval of the advisory (non-binding) resolution on executive compensation.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
32,603,413	1,531,741	14,037	2,004,594

Proposal Three: Determination of the advisory (non-binding) resolution on how often a non-binding advisory vote on executive compensation should be held.

Choice 1 Every year	Choice 2 Every two years	Choice 3 Every three years	ABSTENTIONS	BROKER NON-VOTES
28,019,807	14,516	6,110,912	3,956	2,004,594

Proposal Four: Approval of the Itron, Inc. Second Amended and Restated 2010 Stock Incentive Plan, including to increase the shares authorized for issuance thereunder and approval of the material terms required under Internal Revenue Code Section 162(m).

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
29,941,751	4,199,747	7,693	2,004,594

Proposal Five: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2017 fiscal year.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
35,185,098	959,350	9,337	—

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1
Itron, Inc. Second Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to Itron, Inc's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ SHANNON M. VOTAVA
Dated: May 16, 2017		Shannon M. Votava
Senior Vice President, General Counsel and Corporate Secretary
EXHIBIT INDEX

Exhibit Number	Description

10.1
Itron, Inc. Second Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to Itron, Inc's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2017).